                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                        Southern Financial Bancorp Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                    [SOUTHERN FINANCIAL BANCORP, INC. LOGO]

                        SOUTHERN FINANCIAL BANCORP, INC.



Dear Shareholders:

         You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Southern Financial Bancorp, Inc. (the "Company"), which will be held on Thursday, April 25, 2002 at 2:00 p.m., at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia 20186.

         The attached Notice of 2002 Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. At the Meeting, Shareholders will vote to elect four directors of the Company for a term of three years. Shareholders will also vote to approve a proposal to increase the number of authorized shares of the Company's Common Stock and to ratify the designation of KPMG LLP as the Company's auditors for the year 2002.

         Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the enclosed form of proxy. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

         The Board of Directors and management of the Company appreciate your continued support and look forward to seeing you at the Annual Meeting.

                                                     Sincerely yours,


                                                     /s/ GEORGIA S. DERRICO
                                                     GEORGIA S. DERRICO
                                                     Chairman and
                                                     Chief Executive Officer


Warrenton, Virginia
March 22, 2002

                        SOUTHERN FINANCIAL BANCORP, INC.
                                37 E. MAIN STREET
                            WARRENTON, VIRGINIA 20186

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS


         NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of Common Stock, par value $0.01 per share, of Southern Financial Bancorp, Inc. (the "Company"), will be held at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia, on April 25, 2002 at 2:00 p.m., for the following purposes:

         1. To elect four directors of Class I to serve on the Company's Board of Directors for a term of three years and until their successors are elected and qualify;

         2. To approve a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common stock from 5,000,000 to 20,000,000 shares;

         3. To ratify the designation by the Board of Directors of KPMG LLP as the independent auditors for the fiscal year ending December 31, 2002; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 12, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder at the principal office of the Company during usual business hours for a period of ten days prior to the Annual Meeting.

                                              By Order of the Board of Directors


                                              /s/ RICHARD P. STEELE
                                              Richard P. Steele
                                              Secretary

Warrenton, Virginia
March 22, 2002


YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                        SOUTHERN FINANCIAL BANCORP, INC.

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2002


                                  INTRODUCTION

         This Proxy Statement is furnished to holders of common stock, par value $0.01 per share ("Common Stock"), of Southern Financial Bancorp, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company to be used at the 2002 Annual Meeting of Shareholders to be held on April 25, 2002 at 2:00 p.m. at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia (the "Annual Meeting"), and at any adjournment thereof for the purposes set forth in this Proxy Statement and the accompanying Notice of 2002 Annual Meeting of Shareholders.

         The principal executive offices of the Company are located at 37 E. Main Street, Warrenton, Virginia 20186, telephone (540) 349-3900. The approximate date on which this Proxy Statement, the accompanying proxy card and the Annual Report to Shareholders (which is not part of the Company's soliciting materials) are first being mailed to the Company's shareholders is March 22, 2002. The cost of soliciting proxies will be borne by the Company.

VOTING OF PROXIES

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given on an executed and returned proxy, the proxies intend to vote the shares represented thereby "for" the proposals described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with Shanna Banks, Shareholder Relations, Southern Financial Bancorp, Inc., 37 E. Main Street, Warrenton, Virginia 20186; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and at any adjournment thereof and will not be used for any other meeting.

VOTING SHARES AND VOTING RIGHTS

         Only holders of record of Common Stock at the close of business on March 12, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of February 25, 2002, there were 4,284,594 shares of Common Stock issued and outstanding and as of December 31, 2001, there were 618 record holders. A majority of the outstanding shares of Common Stock must be represented at the Annual Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Each share of Common Stock is entitled to one vote at the Annual Meeting. As of February 25, 2002, the Company had 13,621 shares of preferred stock issued and outstanding. Holders of preferred stock are not entitled to notice of or to vote at the Annual Meeting.

         As of February 25, 2002, directors and executive officers of the Company and their affiliates, as a group, owned beneficially a total of 838,001 shares of Common Stock, or approximately 18.42% of the shares of Common Stock outstanding on such date. Directors and executive officers of the Company have indicated an intention to vote their shares of Common Stock for the election of the nominees for the Company's Board of Directors, in favor of the proposal to amend the Company's Articles of Incorporation and in favor of the proposal to ratify the selection of KPMG LLP as the Company's independent auditors. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

         A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will be counted as not voting in favor of the relevant item. Because the election of directors is determined by a plurality vote, abstentions will not affect such election.

         A broker who holds shares in street name has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker non-vote." Under the circumstances where the broker is not permitted to or does not exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker non-votes will be counted for purposes of determining the existence of a quorum, but also will be counted as not voting in favor of the particular matter.

                                     ITEM 1.
                              ELECTION OF DIRECTORS

         The Company's Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualify. One class of directors is elected annually. Four directors of Class I are to be elected at the Annual Meeting to serve for a term of three years.

         The Board acts as a nominating committee for selecting the nominees for election as directors. The nominating committee delivers written nominations to the Secretary of the Company at least 20 days prior to the date of the Annual Meeting. The Board has no reason to believe that any of the nominees will be unavailable to serve as a director if elected. The terms of the current Class II and Class III directors expire at the Annual Meeting of Shareholders in 2003 and 2004, respectively.

         Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board.

         In the election of directors, the four nominees receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote against a director.

                 NOMINEES FOR ELECTION FOR TERM EXPIRING IN 2005



                                                                                                       Year First
                                            Age; Principal Occupation for Past Five Years;             Elected as
               Name                            and Directorships in Public Corporations                 Director
               ----                         ----------------------------------------------             ----------
Alfonso G. Finocchiaro              69; Mr. Finacchiaro served as Executive Vice President,               1999
                                    Regional General Manager and CEO (Americas) of Banco
                                    Portugues do Atlantico from 1978 to 1997. Prior to
                                    that, from 1977 to 1978 he was President and Chief
                                    Executive Officer of Connecticut Bank International and
                                    from 1966 to 1977 he served as Vice President of
                                    Chemical Bank.

Virginia Jenkins                    54; Owner, V. Jenkins Interiors and Antiques for more                 1988
                                    than the past five years.

Michael P. Rucker                   61, Executive with Caterpillar, Inc., a manufacturing                 1991
                                    company in Peoria, Illinois and Chairman of the Board
                                    of George H. Rucker Realty Corp., a real estate
                                    development company

Robert P. Warhurst                  63, President and co-owner of Merrifield Garden Center                1999
                                    in Merrifield and Fairfax, Virginia. He served as a
                                    founding director of Horizon from 1989 to 1999.


        THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES LISTED ABOVE
                     BE ELECTED AS DIRECTORS OF THE COMPANY.

              INCUMBENT DIRECTORS SERVING FOR TERM EXPIRING IN 2003


                                                                                                       Year First
                                        Age; Principal Occupation for Past Five Years;                 Elected as
               Name                        and Directorships in Public Corporations                     Director
               ----                     ----------------------------------------------                 ----------
John C. Belotti                     65; President and CEO of Bee & H Electric Company in                  1999
                                    Fairfax, Virginia. He served as a founding director of
                                    Horizon from 1989 to 1999 and Vice Chairman of the
                                    Board of Horizon from 1998 to 1999.

Neil J. Call                        68; Executive Vice President of MacKenzie Partners,                   1986
                                    Inc., a New York financial consulting company, since
                                    1990. From 1986 to 1990 he served as Executive Vice
                                    President of D.F. King & Co., Inc. and prior to that he
                                    was Executive Vice President, Finance, Gulf and Western
                                    Industries.

David de Give                       59; Senior Vice President of the Company since 1992.                  1986
                                    For the last nine years he has been responsible for
                                    obtaining wholesale funding for us on a daily basis and
                                    for the managing our investment portfolio. Prior to
                                    that he served as President of Newmarket Capital Corp.,
                                    a mortgage company. Prior to that he worked for 15
                                    years at Chemical Bank, where he was Vice President and
                                    Head of the Funding Department. For the last five years
                                    of his tenure at Chemical, Mr. de Give reported to Mr.
                                    Porter and was responsible for raising wholesale funds
                                    on a daily basis and for managing the Chemical's United
                                    States balance sheet risk.

R. Roderick Porter                  56; President and Chief Operating Officer of the                      1986
                                    Company since April 1998. From 1994 to 1998 he was
                                    President of FX Concepts, Ltd., an international money
                                    management firm, Prior to that, he served as Managing
                                    Director of West Capital, Inc., a real estate advising
                                    firm; Chairman of Newmarket Capital Corp., a mortgage
                                    company and a Principal of Morgan Stanley. Mr. Porter
                                    spent 15 years at Chemical, where he was a Senior Vice
                                    President. In Chemical's treasury, Mr. Porter was
                                    responsible for asset liability management, the U.S.
                                    government and municipal security portfolio, all U.S.
                                    dollar denominated funding for the bank and holding
                                    company, money market trading and discount brokerage.
                                    Prior experience at Chemical included tours as Vice
                                    President and General Manager for northern Europe based
                                    in London and for Chemical Japan based in Tokyo. Mr.
                                    Porter is the husband of Ms. Georgia S. Derrico.

              INCUMBENT DIRECTORS SERVING FOR TERM EXPIRING IN 2004


                                                                                                       Year First
                                            Age; Principal Occupation for Past Five Years;             Elected as
               Name                            and Directorships in Public Corporations                 Director
               ----                         ----------------------------------------------             ----------
Fred L. Bollerer                    59; Senior Advisor to the Morino Group since 2000. He                 1999
                                    previously served as President and Chief Executive
                                    Officer of the Potomac Knowledge Way Project, a
                                    non-profit leadership organization in Herndon, Virginia
                                    from 1998 to 2000. From 1993 to 1997, he was President
                                    and Chief Executive Officer of Riggs Bank, N.A. and
                                    prior to that he was Chairman of the Board and Chief
                                    Executive Officer of First American Bank of Virginia.

Georgia S. Derrico                  57; Chairman of the Board and Chief Executive Officer                 1986
                                    of the Company since 1986. Prior to this she served as
                                    Senior Vice President, Chief Administrative and Credit
                                    Officer of the Multinational Division of Chemical Bank.
                                    She also served at Chemical as the Vice President and
                                    District Head of the Mid-Atlantic region of the United
                                    States for the Corporate Banking Division. Ms. Derrico
                                    is a director of Oneida, Ltd., a New York Stock
                                    Exchange company. Ms. Derrico is the wife of Mr. R.
                                    Roderick Porter.

Barbara J. Fried                    66; Chairman of the Fried Companies, Inc., a real                     2000
                                    estate development and management company based in
                                    Springfield, Virginia, since 1995. Ms. Fried was also
                                    Chairman of the Board of First Savings Bank of
                                    Virginia.

Richard E. Smith                    76; Retired Colonel, U.S. Marine Corps and CEO and                    2000
                                    Chairman of MANNA Financial Services, a
                                    broker-dealer/investment advisory company that he
                                    founded in 1961. He is also the owner of Reed Insurance
                                    Agency. He served as a founding director and Chairman
                                    of the Board for Horizon Bank of Virginia. From 1989 to
                                    1999, he served as a director of Guaranty Bank & Trust
                                    Co. and Riggs National Bank of Virginia.



         The Board of Directors held seven meetings during 2001. During 2001, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which the director was on the Board and (ii) the total number of meetings held by all committees of the Board on which the director then served.

COMMITTEES OF THE BOARD

         The Board of Directors presently has three committees, consisting of the Audit Committee, the Compensation Committee and the Asset/Liability Management Committee.

         Audit Committee. The Audit Committee assists the board in fulfilling its fiduciary responsibilities relating to the Company's corporate accounting and reporting practices. The Audit Committee reviews the reports of the independent auditors, the Company's internal control system, the audit process and the Company's process for monitoring compliance with laws and regulations and the Company's code of conduct. In addition, the Audit Committee function includes loan review. The Audit Committee consists of Messrs. Call (chairman), Bollerer, Finocchiaro, Rucker and Ms. Jenkins, each of whom is an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards. The Audit Committee held four meetings during 2001.

         Compensation Committee. The Compensation Committee reviews the performance, and establishes the compensation, of the Company's executive officers. The Company's executive compensation programs are designed to retain and reward executives based upon their individual performance and ability to lead the Company to achieving its performance goals. The Compensation Committee consists of Messrs. Finocchiaro (chairman), Call and Warhurst and Ms. Jenkins. The Compensation Committee held two meetings during 2001.

         Asset/Liability Management Committee. The Asset/Liability Management Committee administers and formulates the Company's asset/liability management policies. The Asset/Liability Management Committee, which consists of Ms. Derrico, Ms. Fried and Messrs. Porter (chairman), Belotti, de Give and Smith, reports periodically to the Board on the Company's interest sensitivity, including an analysis of the duration of its assets, liabilities and contingent liabilities as well as the mortgage pipeline and a calculation of the duration of its equity.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee is comprised of Messrs. Finocchiaro (chairman), Call and Warhurst and Ms. Jenkins. No member of the Compensation Committee is or has ever been our employee or an employee of our subsidiary, Southern Financial Bank (the "Bank"). Furthermore, none of the executive officers has served on the board of directors of any company of which a Compensation Committee member is an employee.

COMPENSATION OF DIRECTORS

         During 2001, each member of the Company's Board of Directors who is not an employee of the Company or the Bank was paid $500 for attendance at each Board meeting and $150 for attendance at each meeting of a committee of the Board of which he or she is a member. The same board fees were paid for meetings attended by teleconferencing. In addition, each director was paid an annual fee of $4,000. Members of the Board who are officers are not paid separately for their service on the Board or its committees.

         In addition to Board fees, in April of 2001 the Company's shareholders approved the Company's Amended and Restated 1993 Stock Option and Incentive Plan (the "Stock Option Plan"). As amended and restated, the Stock Option Plan provides for an automatic grant of options annually to each of the Company's non-employee directors. Pursuant to the Stock Option Plan, each non-employee director will receive options to acquire 1,000 shares of the Company's Common Stock annually at an exercise price equal to fair market value on the grant date. The Compensation Committee has the discretion to reduce the number of shares automatically granted. Unless otherwise provided, each option will vest one full year from the date of grant. Nine directors received a grant of 500 options in July 2001. The Company's Option Plan remains in effect through September 2003, unless terminated earlier by the Board of Directors.

SENIOR OFFICERS OF THE COMPANY

         William Stevens, 57, joined the Company in 1999 as Executive Vice President/Risk Management. From 1991 to 1999, Mr. Stevens served as a Senior Analyst in the Office of the Inspector General of the Federal Deposit Insurance Corporation. Prior to that he was an Executive Vice President at Riggs Bank, N.A. in Washington, D.C. where he managed the bank's commercial real estate and single family lending activities. He served for three years as President and COO of Anchor Mortgage Services. His background also includes 18 years at Chemical, where he was a Senior Vice President, Real Estate.

         Patricia A. Ferrick, 39, joined the Company in March 2000 as Senior Vice President/Chief Financial Officer. Ms. Ferrick most recently served as Managing Director, Controller of National Cooperative Bank, which had $1.0 billion in assets. At National Cooperative she managed a department of 13 people and oversaw all corporate and loan accounting as well as budgeting and financial reporting. Prior to that, she was Vice President /Controller for First Commonwealth Savings Bank and its subsidiary, James Madison Mortgage. Before that she served as Vice President, Controller for NVR Savings Bank. From 1985 to 1989 she was an auditor at KPMG LLP where she audited financial institutions.

         Richard P. Steele, 54, joined the Company in June 1999 as Senior Vice President and was named Executive Vice President in January 2002. From 1993 to 1999, Mr. Steele was Senior Vice President of FX Concepts Inc., an international money management firm based in New York City. From 1989 to 1993, Mr. Steele was Director of Finance for Eli Lilly and Company, Geneva, Switzerland where he was responsible for all financial activities in Greece, the Near and Middle East, Northern Africa and Pakistan. Prior to that he held various financial assignments with Eli Lilly and Company, including the design and implementation of the company's currency and interest rate risk management program in the early 1980s.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Some of the directors and officers of the Company and the Bank are at present, as in the past, customers of the Bank and management has had, and expects to have in the future, banking transactions in the ordinary course of business with the Company's directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features. The balance of loans to directors, executive officers and their associates totaled $1.0 million at December 31, 2001.

                           BENEFICIAL STOCK OWNERSHIP
                    BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS

         The following table sets forth as of February 25, 2002 certain information regarding those persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who the Company knows were the beneficial owners of 5% or more of the outstanding shares of the Company's Common Stock:



                NAME AND ADDRESS OF                          AMOUNT AND NATURE OF                 PERCENT OF SHARES
                 BENEFICIAL OWNERS                         BENEFICIAL OWNERSHIP (1)             BENEFICIALLY OWNED(2)
                -------------------                        ------------------------             ---------------------
Georgia S. Derrico (3)(4)...........................                351,367                          7.88%
     37 E. Main Street
     Warrenton, Virginia 20186

R. Roderick Porter (3)(5)...........................                351,367                          7.88
     37 E. Main Street
     Warrenton, Virginia 20186

Financial Institution Partners II, L.P. (6).........                258,750                          6.04
     Hovde Capital, L.L.C.
     Eric D. Hovde
     Steven D. Hovde
     1824 Jefferson Place, N.W.
     Washington, D.C. 20036


----------

(1) Except as otherwise indicated, includes shares held directly, as well as shares held in retirement accounts or by certain family members or corporations over which the named individuals may be deemed to have voting or investment power.

(2) The percentage beneficially owned was calculated based on 4,284,594 shares of common stock issued and outstanding and assumes (i) the exercise by the shareholder or group named in each row of all options for the purchase of our common stock held by such shareholder or group and exercisable within 60 days and (ii) the conversion by the shareholder or group named in each row of all shares of Series A 6% cumulative preferred stock which are convertible into common stock at the rate of 1.77463 shares of common stock for each share of preferred stock.

(3) Georgia S. Derrico and R. Roderick Porter are married to each other and the number and percentage of beneficial ownership of each represents their combined ownership.

(4) Consists of (i) 26,953 shares owned individually by Ms. Derrico over which she has sole voting and investment power, (ii) 13,060 shares of common stock owned individually by Mr. Porter, (iii) 4,452 shares of common stock that may be acquired upon the conversion of 2,509 shares of our Series A 6% convertible preferred stock owned individually by Mr. Porter, (iv) 134,446 shares held jointly with Mr. Porter, (v) 3,641 shares owned by Marblehead, Inc., which is jointly owned by Ms. Derrico and Mr. Porter (vi) 113,815 shares that Ms. Derrico may acquire pursuant to the exercise of fully vested stock options and (vii) 55,000 shares that Mr. Porter may acquire pursuant to the exercise of fully vested stock options. Ms. Derrico disclaims beneficial ownership of the 72,512 shares beneficially owned solely by Mr. Porter.

(5) Includes (i) 13,060 shares of common stock owned individually by Mr. Porter over which he has sole voting and investment power, (ii) 4,452 shares of common stock that may be acquired upon the conversion of 2,509 shares of our Series A 6% convertible preferred stock owned individually by Mr. Porter over which he has sole voting and investment power, (iii) 26,953 shares owned individually by Ms. Derrico, (iv) 134,446 shares held jointly with Ms. Derrico, (v) 3,641 shares owned by Marblehead, Inc., which is jointly owned by Ms. Derrico and Mr. Porter (vi) 55,000 shares that Mr. Porter may acquire pursuant to the exercise of fully vested stock options and (vii) 113,815 shares that Ms. Derrico may acquire pursuant to the exercise of fully vested stock options. Mr. Porter disclaims beneficial ownership of the 140,768 shares beneficially owned solely by Ms. Derrico.

(6) The information regarding beneficial ownership is included in reliance on a Schedule 13D filed with the Securities and Exchange Commission on October 24, 2001 by Financial Institution Partners II, L.P., Hovde Capital, L.L.C., Eric D. Hovde and Steven H. Hovde. According to the
       Schedule 13D, Hovde Capital, L.L.C., as General Partner of Financial Institution Partners II, L.P., and Eric D. Hovde and Steven D. Hovde, as managing members of Hovde Capital, L.L.C., may be deemed to have shared voting and investment power over all such shares.

MANAGEMENT

         The following table sets forth as of February 25, 2002 the beneficial ownership of the Company's Common Stock by all (1) directors, (2) named executive officers and (3) directors and named executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management believes that each person has sole voting and investment power with respect to all shares beneficially owned by such person and the address of each shareholder is the same as the Company's address.


                                                      AMOUNT AND NATURE OF               PERCENT OF SHARES
           NAME OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP            BENEFICIALLY OWNED (1)
           ------------------------                   --------------------            ----------------------
John C. Belotti................................              32,115(2)                            *
Fred L. Bollerer...............................               3,300                               *
Neil J. Call...................................              50,968(3)                          1.19%
David de Give..................................             100,905(4)                          2.32
Georgia S. Derrico.............................             351,367(5)(6)                       7.88
Patricia A. Ferrick............................               9,478(7)                            *
Barbara J. Fried...............................             171,226(8)                          4.00
Alfonso G. Finocchiaro.........................              16,500                               *
Virginia Jenkins .............................                2,096                               *
R. Roderick Porter.............................             351,367(5)(9)                       7.88
Michael P. Rucker..............................              25,979(10)                           *
Richard E. Smith...............................              33,805(11)                           *
Richard P. Steele..............................              12,645(12)                           *
William H. Stevens.............................              10,450(13)                           *
Robert P. Warhurst.............................              17,167
Directors and officers as a group
      (15 persons).............................              838,001                            18.42

----------
* Indicates ownership of less than 1.0%.

(1) The percentage beneficially owned was calculated based on 4,284,594 shares of common stock issued and outstanding and assumes (i) the exercise by the shareholder or group named in each row of all options for the purchase of our common stock held by such shareholder or group and exercisable within 60 days and (ii) the conversion by the shareholder or group named in each row of all shares of Series A 6% cumulative preferred stock which are convertible into common stock at the rate of 1.77463 shares of common stock for each share of preferred stock.

(2)    Includes 3,021 shares owned by Mr. Belotti's spouse.

(3) Includes 7,726 shares of common stock that may be acquired upon the conversion of 4,354 shares of our Series A 6% convertible preferred stock.

(4) Includes 2,776 shares owned by Mr. de Give's spouse over which she has sole voting and investment power and 57,093 shares that may be acquired pursuant to the exercise of fully vested stock options.

(5) Georgia S. Derrico and R. Roderick Porter are married to each other and the number and percentage of beneficial ownership of each represents their combined ownership.

(6) Includes (i) 26,953 shares owned individually by Ms. Derrico over which she has sole voting and investment power, (ii) 13,060 shares of common stock owned individually by Mr. Porter, (iii) 4,452 shares of common stock that may be acquired upon the conversion of 2,509 shares of our Series A 6% convertible preferred stock owned individually by Mr. Porter,
       (iv) 134,446 shares held jointly with Mr. Porter, (v) 3,641 shares owned by Marblehead, Inc., which is jointly owned by Ms. Derrico and Mr. Porter
       (vi) 113,815 shares that Ms. Derrico may acquire pursuant to the exercise of fully vested stock options and (vii) 55,000 shares that Mr. Porter may acquire pursuant to the exercise of fully vested stock options. Ms. Derrico disclaims beneficial ownership of the 72,512 shares beneficially owned solely by Mr. Porter.

(7) Includes 6,600 shares that may be acquired pursuant to the exercise of fully vested stock options.

(8) Includes 143,004 shares owned individually by Ms. Fried's spouse over which he has sole voting and investment power.

(9) Includes (i) 13,060 shares of common stock owned individually by Mr. Porter over which he has sole voting and investment power, (ii) 4,452 shares of common stock that may be acquired upon the conversion of 2,509 shares of our Series A 6% convertible preferred stock owned individually by Mr. Porter over which he has sole voting and investment power, (iii) 26,953 shares owned individually by Ms. Derrico, (iv) 134,446 shares held jointly with Ms. Derrico, (v) 3,641 shares owned by Marblehead, Inc., which is jointly owned by Ms. Derrico and Mr. Porter (vi) 55,000 shares that Mr. Porter may acquire pursuant to the exercise of fully vested stock options and (vii) 113,815 shares that Ms. Derrico may acquire pursuant to the exercise of fully vested stock options. Mr. Porter disclaims beneficial ownership of the 140,768 shares beneficially owned solely by Ms. Derrico.

(10) Includes 1,758 shares of common stock which may be acquired upon the conversion of 991 shares of our Series A 6% convertible preferred stock, 2,200 shares held by the Jack R. Jones, Sr. Trust of which Mr. Rucker is trustee and, 6,047 shares held by the Estate of Henry C. Rucker, of which Mr. Rucker is trustee.

(11) Includes 9,039 shares owned by Reed Insurance Agency, Inc., of which Mr. Smith is President.

(12) Includes 7,700 shares that may be acquired pursuant to the exercise of fully vested stock options.

(13) Includes 9,900 shares that may be acquired pursuant to the exercise of fully vested stock options.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. To the Company's knowledge, based solely on the Company's review of the copies of such reports furnished to it or written representations from certain reporting persons that they have complied with the relevant filing requirements, during the year ended December 31, 2001, all Section 16(a) filing requirements applicable to the Company's officers, directors and more than 10% shareholders were complied with, except that Mr. Porter was late in reporting one transaction.

                         COMPENSATION AND OTHER MATTERS

SUMMARY COMPENSATION

         The following table presents certain summary information relating to total compensation of the Company's Chief Executive Officer and the other most highly compensated executive officers (determined as of the end of the last fiscal year) (collectively, the "named executive officers") for the fiscal years ended December 31, 2001, 2000 and 1999:

                           SUMMARY COMPENSATION TABLE



                                                    ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                            -------------------------------------   ---------------------------
                                                                         OTHER
                                                                         ANNUAL      RESTRICTED    SECURITIES
            NAME AND                                                   COMPENSA-       STOCK       UNDERLYING       ALL OTHER
       PRINCIPAL POSITION           YEAR       SALARY          BONUS     TION(1)    AWARDS($)(4)  OPTIONS(#)(2)  COMPENSATION(3)
       ------------------           ----    -----------      --------  ----------   ------------  -------------  ---------------
 Georgia S. Derrico.............    2001    $   225,000      $280,000      --               --       13,750           $ 5,100
 Chairman of the Board and Chief    2000        225,000       240,000      --        $ 270,000       13,750             5,000
       Executive Officer            1999        195,000       240,000      --               --       11,000             4,800

 David de Give .................    2001    $    90,000      $ 18,000      --               --        2,750           $ 3,250
 Senior Vice President              2000         84,000        10,000      --               --        3,300             2,900
                                    1999         84,000        10,000      --               --        3,300             2,700

 Patricia A. Ferrick(5).........    2001    $   104,000      $ 16,000      --               --        2,200           $   690
 Senior Vice President and Chief    2000             --            --      --               --           --                --
       Financial Officer            1999             --            --      --               --           --                --

 R. Roderick Porter ............    2001    $   195,000      $200,000      --               --       13,750           $ 5,100
 President and Chief Operating      2000        195,000       140,000      --        $ 270,000       13,750             5,000
 Officer                            1999        175,000        72,000      --               --       16,500             4,800

 Richard P. Steele (5)..........    2001    $   125,000      $ 22,000      --               --        3,300           $ 4,200
 Senior Vice President              2000        115,000        30,000      --               --        1,100                --
                                    1999             --            --      --               --           --                --

 William Stevens (5)............    2001    $   154,000      $ 15,000      --               --                        $ 3,200
 Executive Vice President           2000        147,000         5,000      --               --        2,200                --
                                    1999             --            --      --               --           --                --

----------

(1) None of the named executive officers received Other Annual Compensation in excess of the lesser of $50,000 or 10% of combined salary and bonus for the years indicated.

(2) Includes the effect of a 10% stock dividend issued by the Company effective December 2001.

(3) Consists of matching contributions made by the Company to the Southern Financial Bancorp, Inc. 401(k) Plan for the benefit of each respective executive officer.

(4) Represents the value of 20,000 shares of Common Stock awarded to each of Ms. Derrico and Mr. Porter on July 20, 2000. The awards vest in one-third increments over a three-year period, beginning July 2001. At December 31, 2001, after giving effect to a 10% stock dividend in December 2001, each of Ms. Derrico and Mr. Porter held 14,667 unvested stock awards with an aggregate value of $776,471, based on the closing price of the Common Stock on such date of $26.47 per share.

(5) Ms. Ferrick joined the Company in March 2000, Mr. Steele joined the Company in June 1999 and Mr. Stevens joined the Company in September 1999.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning option grants to each of the named executive officers for the year ended December 31, 2001:

                  OPTION GRANTS IN YEAR ENDED DECEMBER 31, 2001


                                  INDIVIDUAL GRANTS(1)
-----------------------------------------------------------------------------------      POTENTIAL REALIZABLE VALUE
                           NUMBER OF      PERCENT OF                                     AT ASSUMED ANNUAL RATES OF
                           SECURITIES   TOTAL OPTIONS                                     STOCK PRICE APPRECIATION
                           UNDERLYING     GRANTED TO       EXERCISE OR                        FOR OPTION TERM(3)
                            OPTIONS      EMPLOYEES IN      BASE PRICE     EXPIRATION     --------------------------
NAME                        GRANTED     FISCAL YEAR(2)      ($/SHARE)        DATE            5%              10%
-----                      ----------   --------------     -----------    ----------     -----------     ----------
Georgia S. Derrico....      13,750           20.2%           $14.89          1/25/11     $   333,437     $ 532,025

David de Give.........       2,750            4.0             14.89          1/25/11          66,688       106,205

Patricia A. Ferrick...       2,200            3.2             14.89          1/25/11          53,350        84,964

R. Roderick Porter....      13,750           20.2             14.89          1/25/11         333,437       532,025

Richard P. Steele.....       3,300            4.8             14.89          1/25/11          80,025       127,446

William Stevens.......       2,200            3.2             14.89          1/25/11          53,350        84,964


----------

(1) All stock option grants reported in this table were awarded at the fair market value of the shares of our common stock at the date of award and are exercisable after January 25, 2002.

(2) Options to purchase 68,200 shares of common stock were granted to the Company's employees during the year ended December 31, 2001.

(3) These amounts represent certain assumed rates of appreciation based on the actual option term and annual compounding from the date of the grant. Actual gains, if any, on stock option exercises and common stock holdings are dependent on future performance of the Company's Common Stock and overall stock market conditions. There can be no assurance that the stock appreciation amounts reflected in this table will be achieved.

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information concerning each stock option exercise during the fiscal year ended December 31, 2001 by each of the named executive officers and the year end value of unexercised options:

           AGGREGATED OPTION EXERCISES IN YEAR ENDED DECEMBER 31, 2001
                        AND FISCAL YEAR END OPTION VALUES


                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                               SHARES                             OPTIONS AT               IN-THE-MONEY OPTIONS AT
                              ACQUIRED                         DECEMBER 31, 2001             DECEMBER 31, 2001(2)
                                ON            VALUE        ---------------------------    ---------------------------
NAME                          EXERCISE      REALIZED(1)    EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                         -----------    -----------    -----------   -------------    -----------   -------------
Georgia S. Derrico ......         13,867    $   221,378        100,065         13,750    $ 1,281,141    $   159,213

David de Give ...........             --             --         54,343          2,750        790,366         31,843

Patricia A. Ferrick .....             --             --          4,400          2,200         58,716         25,474

R. Roderick Porter ......             --             --         41,250         13,750        311,413        159,213

William Stevens .........             --             --          7,700          2,200         63,819         25,474

Richard P. Steele .......             --             --          4,400          3,300         39,280         38,211


----------

(1) The "value realized" represents the difference between the exercise price of the option and the market price of the option shares on the date of exercise without considering any taxes which may have been owed.

(2) The value of the unexercised options is calculated based on the closing price of common stock as reported on the Nasdaq National Market on December 31, 2001 of $26.47.

STOCK OPTION PLAN

       On August 18, 1993, the Board of Directors approved the 1993 Stock Option and Incentive Plan, which was approved by the shareholders on September 29, 1993. The Stock Option Plan was subsequently assumed by the Company after its formation as a holding company for the Bank. The Stock Option Plan was amended and restated by the Board in March 2001 to increase the number of shares available for issuance by 70,000 and provide for stock option grants to non-employee directors. The Company's shareholders approved the amended and restated stock option plan at its 2001 Annual Meeting of Shareholders.

       The Stock Option Plan is intended to provide a means for the Company's selected key employees and directors to increase their personal financial interest in the Company, thereby stimulating the efforts of these employees and directors and strengthening their desire to remain employed with the Company.

       As amended, the Stock Option Plan authorizes the issuance of up to 529,100 shares of the Company's Common Stock pursuant to the grant of incentive and nonqualified options to employees and nonqualified options to directors. In addition to options granted at the discretion of the Company's Compensation Committee, each non-employee director will be granted options to acquire 1,000 shares of the Common Stock annually. However, the Compensation Committee, in its discretion, may reduce the number of shares automatically granted. Unless otherwise provided in the stock option agreement, each automatic grant will vest in full one year from the grant date. As of December 31, 2002, nine non-employee directors were eligible to receive automatic grants.

       As of December 31, 2001, options to purchase an aggregate of 415,671 shares of Common Stock were outstanding and 99,062 shares were available for issuance under the Stock Option Plan.

BENEFIT PLAN

       The Company has established an employee savings plan pursuant to Section 401(k) of the Internal Revenue Code covering substantially all employees. Under the 401(k) plan, participating employees may contribute a portion of their pretax earnings and allocate the contributions among one or more investment options, including an investment in the Common Stock. The Company matches 50% of each employee's contributions on a discretionary basis depending on its profit, up to 3% of the employee's annual compensation. The Company's expense for matching contributions was $119,000, $97,000 and $70,000 for the years ended December 31, 2001, 2000 and 1999, respectively.

EMPLOYMENT AGREEMENT

       Ms. Derrico entered into an employment agreement with the Company in January 2000. The agreement has an initial term of five years and can be extended for an additional year up to three times. The first two extensions occurred on December 31, 2000 and 2001 and the remaining extension is expected to occur on December 31, 2002, unless terminated earlier. Ms. Derrico's employment agreement provides that she will serve as the Company's Chairman of the Board and Chief Executive Officer at an annual base salary of $195,000. Any base salary increases or bonuses will be given to Ms. Derrico at the discretion of the Board. Under her employment agreement, Ms. Derrico will be entitled to participate in the Company's employee benefit plans, including stock option plans, on the same basis as other employees of senior executive status.

       If the Company terminates Ms. Derrico's employment without cause, or if Ms. Derrico resigns for "good reason" during the contract term, she will be entitled to salary, bonus and benefits for the remainder of the contract term and an amount equal to three times the highest bonus paid to her during the three calendar years that precede the date that her employment terminates. Under the employment agreement, "good reason" entitling Ms. Derrico to resign includes:

       o      a change or reduction in Ms. Derrico's duties or authority;

       o a reduction in base salary, as the same may have been increased from time to time;

       o the Company's failure to provide Ms. Derrico with substantially the same fringe benefits that have been previously provided;

       o a successor corporation's failure to assume our obligations under the employment agreement;

       o a failure to nominate Ms. Derrico for re-election to the Board or, if Ms. Derrico is a director, the failure of the Board to elect her as chairman; or

       o      material breach of the employment agreement by the Company.

       At any time after December 31, 2002, Ms. Derrico may resign as Chief Executive Officer and continue to receive her base salary as in effect on the date of resignation for 60 months, provided she agrees to continue to serve as Chairman of the Board or a director, as the case may be, and does not engage in any competitive business.

       Under the employment agreement, Ms. Derrico would not be entitled to any further compensation or benefits if the Company terminates the agreement for "cause." Cause includes Ms. Derrico's conviction of, or a guilty or nolo contendere plea to, a felony, fraud or crime involving moral turpitude or Ms. Derrico's willful failure to substantially perform her duties and this failure results in material damage to the Company.

       Upon a merger, consolidation or other change in control, any successor entity is required to assume and agree to perform the employment agreement. If a successor entity fails to agree to perform the agreement, Ms. Derrico is entitled to the benefits described above that she would be paid if she resigned with "good cause."

REPORT OF THE COMPENSATION COMMITTEE

       The following is a report from the Compensation Committee describing the policies pursuant to which compensation was paid to executive officers of the Company and the Bank during 2001.

       The Compensation Committee is composed of five non-employee directors has the responsibility for the review and approval of salary and bonus recommendations made by management.

Compensation Philosophy and Base Salary

       The goal of the Company's executive compensation program is to ensure that executive compensation is performance based and is structured to motivate and retain key employees. Salary changes are recommended annually by management to the committee for review and approval. These recommendations are subjective in nature but take into account individual and company performance. Short term incentive payments for senior executives are recommended twice a year by management and presented to the Compensation Committee for approval. Management considers individual contributions and overall corporate profitability in determining its recommendations. In addition, management considers the Company's 1993 Stock Option Plan, as amended, to be its major long-term incentive. Annually, management recommends stock option awards to the Compensation Committee for approval.

Stock Awards

       In July 2000, the board of directors authorized a stock award of 20,000 shares of Common Stock to each of Ms. Derrico, the Company's Chairman of the Board and Chief Executive Officer, and Mr. Porter, the Company's President and Chief Operating Officer. The shares are issuable in one-third increments over a three-year period, beginning July 2001.

Compensation of the Chairman and Chief Executive Officer

       In reviewing the 2001 compensation of Georgia S. Derrico, the Company's Chairman of the Board and Chief Executive Officer, the Compensation Committee used the same evaluation set forth above that management used to evaluate the compensation of senior and executive officers. In addition, the factors the Committee considered, among others, were overall corporate profitability, individual performance and peer group comparisons. Based on this review, the Compensation Committee recommended and the Board of Directors approved a base salary for Ms. Derrico of $225,000 for 2001, a bonus of $280,000 and granted Ms. Derrico options to acquire 13,750 shares of Common Stock. In addition, Ms. Derrico received 6,666 shares of Common Stock pursuant to the vesting of her stock award issued in July 2000.

         Submitted by the members of the Committee:

         Alfonso G. Finocchiaro (Chairman)
         Neil J. Call
         Virginia Jenkins
         Robert P. Warhurst

                             AUDIT COMMITTEE REPORT


         Southern Financial Bancorp has established an audit committee within the Board of Directors. The audit committee has the responsibility, under delegated authority from the Company's Board of Directors, for providing independent, objective oversight of the Company's accounting functions and internal controls. The audit committee consists of five members. The Board of Directors has determined that each of the five members is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards and is able to read and understand fundamental financial statements. The Board of Directors has also determined that at least one member of the audit committee has past employment experience in finance and accounting. The Board of Directors has reviewed, assessed the adequacy of, and approved the audit committee charter.

         In fulfilling its oversight responsibilities and in connection with the December 31, 2001 financial statements, the audit committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by the Statement on Auditing Standards No. 61; and (3) received and discussed with the auditors the matters required by Independence Standards Board Statement No. 1. In reliance upon these reviews and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.

         Submitted by the numbers of the Audit Committee:


         Neil J. Call (Chairman)                     Virginia Jenkins
         Fred L. Bollerer                            Michael P. Rucker
         Alfonso G. Finocchiaro


                         PRINCIPAL ACCOUNTING FIRM FEES

AUDIT FEES

         The aggregate fees billed to the Company for professional services rendered by KPMG LLP in connection with the audit of the Company's consolidated financial statements as of and for the year ended December 31, 2001 and limited reviews of the Company's unaudited consolidated interim financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal year ending December 31, 2001 were $96,200.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         During the year ended December 31, 2001, KPMG LLP did not render any professional services to the Company in connection with the design and implementation of financial information systems.

ALL OTHER FEES

         The aggregate audit related and non-audit fees billed to the Company for services rendered by KPMG LLP for the year ended December 31, 2001 were $105,711. These fees consist of audit related fees of $77,111 for issuances of letters to underwriters, audit of the Company's benefit plan, review of registration statements and issuance of consents thereon by KPMG LLP and non-audit related fees of $28,600 for tax consulting and tax preparation.
The Audit Committee has considered whether the provision of these non-audit services is compatible with maintaining the independence of KPMG LLP.

                                PERFORMANCE GRAPH

         The following Performance Graph compares the cumulative total shareholder return on the Company's Common Stock for the period from December 31, 1996 to December 31, 2001 with the cumulative total return of the Nasdaq Composite Index and the Nasdaq Bank Index for the same period. The Performance Graph assumes $100 invested on December 31, 1996 in the Company's Common stock, the Nasdaq Composite Index and the Nasdaq Bank Index and assumes reinvestment of dividends through December 31, 2001. The historical stock price performance for the Company's Common stock shown on the graph below is not necessarily indicative of future stock performance.

         The Performance Graph and related description shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Performance Graph by reference, and shall not otherwise be deemed filed under such acts.


                           SOUTHERN FINANCIAL BANCORP
                            STOCK PRICE PERFORMANCE
                    [DECEMBER 31, 1996 - DECEMBER 31, 2001]

                                    [GRAPH]


SOUTHERN FINANCIAL BANCORPORATION
5 YEAR STOCK PERFORMANCE ANALYSIS


                   SOUTHERN FINANCIAL BANCORP                NASDAQ COMPOSITE INDEX               NASDAQ BANK INDEX
                ---------------------------------       -------------------------------      -----------------------------
                                        SOUTHERN                                NASDAQ
                                        FINANCIAL                              COMPOSITE                          NASDAQ
DATE            CLOSING PRICE           BANCORP         CLOSING PRICE           INDEX        CLOSING PRICE      BANK INDEX
----            -------------           ---------       -------------          ---------     -------------      ----------
12/31/96           12.27                  100.00          1291.03               100.00          1273.46           100.00
12/31/97           20.00                  165.04          1570.35               122.11          2083.22           165.94
12/31/98           19.09                  160.27          2192.69               171.08          1838.00           149.08
12/31/99           15.00                  129.48          4069.31               318.11          1691.29           140.55
12/31/00           11.59                  103.82          2470.52                93.63          1939.45           164.73
12/31/01           26.47                  241.00          1950.40               153.36          2134.89           185.36

                                     ITEM 2.
                                AMENDMENT TO THE
                            ARTICLES OF INCORPORATION

         The Company's Articles of Incorporation currently authorized a total of 5,000,000 shares of Common Stock, par value $0.01 per share, and 1,000,000 shares of Preferred Stock, $0.01 par value per share. As of February 25, 2002, there were 4,284,594 shares of Common Stock issued and outstanding; an additional 24,173 shares are reserved for issuance upon the conversion of 13,621 shares of Series A Preferred Stock outstanding; an additional 514,733 shares are reserved for issuance under the Company stock option plans; and an additional 29,334 shares are reserved for issuance upon the vesting of restricted stock awards, which leaves only 147,166 authorized shares for other purposes under the Articles of Incorporation.

         The Board of Directors believes that it is in the best interests of the Company and shareholders to have available additional authorized but unissued shares of Common Stock for use in connection with employee benefit plans, the conversion of other securities, such as preferred stock that may be issued by the Company, possible acquisitions, stock splits, stock dividends raising additional capital and other corporate purposes. Except for issuances of shares of Common Stock pursuant to the Company's Stock Option Plan, 401(k) plan and dividend reinvestment plan and in connection with the conversion of the outstanding shares Series A Preferred Stock described above into shares of Common Stock, the Board of Directors has no present plans, understandings or agreements for the issuance of any of the additional shares. If authorization of an increased amount of Common Stock were postponed until a specific need arose, a significant amount of time and expense would be consumed incident to shareholder action on the proposed issuance. Authorized shares of Common Stock may be issued by action of the Board of Directors from time to time without further approval by the shareholders subject to applicable rules of the National Association of Securities Dealers, Inc.

         The Board of Directors has therefore approved an amendment to Article II, Paragraph A of the Company's Articles of Incorporation which would increase the number of authorized shares of Common Stock from 5,000,000 shares to 20,000,000 shares but would not affect the number of currently authorized shares of Preferred Stock. The holders of shares of Common Stock are not entitled to any preemptive right to purchase or have offered to them any shares or other securities of the Company whether now or hereafter authorized. Any issuance of shares of Common Stock on other than on a pro rata basis to all shareholders would dilute the voting power and percentage of share ownership and may reduce the portion of dividends and liquidation proceeds payable to current shareholders. In addition, the issuance of shares of Common Stock in connection with an acquisition could dilute the Company's earnings per share, but any such dilution would be expected to be only for the short term.

         In addition to the corporate purposes discussed above, the proposed amendment to the Company's Articles of Incorporation could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its shareholders. The proposed amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed amendment may limit the opportunity for the Company's shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company's business.

However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

         The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock is required to approve the proposed amendment to the Company's Articles of Incorporation. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

                                     ITEM 3.
                         PROPOSAL TO RATIFY DESIGNATION
                             OF INDEPENDENT AUDITORS

         The Board of Directors has designated KPMG LLP, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 2002, subject to shareholder ratification. The ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement (if they desire to do so), and is expected to be available to respond to appropriate questions.

         The principal function of KPMG LLP is to audit the consolidated financial statements of the Company and its subsidiaries and, in connection with that audit, to review certain related filings with the SEC and to conduct limited reviews of the financial statements included in each of the Company's quarterly reports. The Company engaged the services of KPMG LLP as its independent accountants as of June 26, 1997.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                 PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP

                           ANNUAL REPORT ON FORM 10-K

         A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the SEC, will be provided on written request without charge to any shareholder whose proxy is being solicited by the Board. The written request should be directed to:

                              Shareholder Relations
                        Southern Financial Bancorp, Inc.
                                37 E. Main Street
                            Warrenton, Virginia 20186

                       DATE FOR SUBMISSION OF SHAREHOLDER
                        PROPOSALS FOR 2003 ANNUAL MEETING

         In order for shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act to be presented at the Company's 2003 Annual Meeting of Shareholders and included in the Company's proxy statement and form of proxy relating to such meeting, such proposals must be submitted to the Secretary of the Company at the Company's principal executive offices not later than November 22, 2002.

Shareholder proposals should be submitted to the Secretary of the Company at 37 E. Main Street, Warrenton, Virginia 20186.

         In addition, the Company's Bylaws provide that only such business which is properly brought before a shareholder meeting will be conducted. For business to be properly brought before a meeting or nominations of persons for election to the Board of Directors to be properly made at a meeting by a shareholder, notice of proposed business or a proposed nomination meeting certain specified requirements must be received by the Secretary of the Company at the Company's offices not less than 60 nor more than 90 days prior to the date of any annual meeting or, for nominations of directors, the date of any meeting of shareholders called for the election of directors, provided in each case that, if fewer than 70 days' notice of the meeting is given to shareholders, such written notice shall be received not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to shareholders. Based upon an anticipated date of April 24, 2003 for the 2003 annual meeting of shareholders, the Company must receive any notice of proposed business or a proposed nomination no later than February 21, 2003 and no earlier than January 21, 2003. Such notice to the Company must also provide certain information set forth in the Bylaws. A copy of the Bylaws may be obtained upon written request to the Secretary of the Company.

                                  OTHER MATTERS

         The Board of Directors does not intend to bring any other matters before the Annual Meeting and does not know of any other matters to be presented for action at the Annual Meeting. However, if any other matter does properly come before the Annual Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                                             By Order of the Board of Directors


                                             /s/ RICHARD P. STEELE
                                             Richard P. Steele
                                             Secretary

                              [FRONT SIDE OF PROXY]


                        SOUTHERN FINANCIAL BANCORP, INC.

                               37 East Main Street
                            Warrenton, Virginia 20186
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints R. Roderick Porter, Georgia S. Derrico and Richard P. Steele, jointly and severally, as proxies (and if the undersigned is a proxy, as substitute), each with the power to act alone and to appoint his or her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated below, all of the shares of Common Stock of Southern Financial Bancorp, Inc. (the "Company") held of record by the undersigned on March 12, 2002 at the Annual Meeting of Shareholders to be held on April 25, 2002 or any adjournment thereof.

                              [BACK SIDE OF PROXY]


         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposals 2 and 3.

         The Board of Directors recommends a vote FOR each of the following
Proposals:

    1.   To elect four directors for a three-year term.

         [ ]  For all nominees                   [ ]  WITHHOLD AUTHORITY to
              listed below                            vote for all nominees
              (except as marked to the contrary)

(INSTRUCTION: To withhold the authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

         Alfonso G. Finocchiaro                      Michael P. Rucker

         Virginia Jenkins                            Robert P. Warhurst

    2. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000 to 20,000,000 shares.

         [ ]    FOR             [ ]   AGAINST            [ ]   ABSTAIN

    3. To ratify the designation of KPMG LLP as the Company's auditors for the fiscal year ending December 31, 2002.

         [ ]    FOR             [ ]   AGAINST            [ ]   ABSTAIN

    4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

I plan to attend the meeting in person:
[  ]

         Please sign exactly as the name appears on the label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or agent, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         Date: ___________________, 2002        ________________________________
                                                      Signature


         Printed Name:

         __________________________________     ________________________________
                                                   Signature, if held jointly


                 PLEASE MAIL THIS FORM IN THE ENCLOSED ENVELOPE



                                      -2-